UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2009

ViewCast.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-29020	75-2528700
(Commission File Number)	(IRS Employer Identification No.)

3701 W. Plano Parkway, Suite 300
Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

(972) 488-7200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                     Termination of a Material Definitive Agreement

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 2, 2009, ViewCast.com, Inc. (the “Company”) provided written notice to Mr. Gary Klembara, the Senior Vice President of Sales, that the Company would not renew the Amended and Restated Employment Agreement by and among ViewCast.com, Inc. and Mr. Klembara effective on September 1, 2007 (the “Agreement”) and that Mr. Klembara’s employment will terminate upon the expiration of the Agreement on February 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.

Date: November 6, 2009	By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer